UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2020 (February 27, 2020)

SMG INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54391	51-0662991
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

710 N. Post Oak Road, Suite 315
Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(713-821-3153)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

See Item 2.01

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On February 27, 2020 we entered into Membership Interest Purchase Agreements for the acquisition of all of the membership interests of each of 5J Oilfield Services LLC, a Texas limited liability company (“5J Oilfield”) and 5J Trucking LLC, a Texas limited liability company (“5J Trucking”) (5J Oilfield and 5J Trucking shall be collectively referred to herein as the “5J Entities”) (the “Transaction”). The total purchase price for the 5J Entities was $27.3 million.

5J Oilfield Purchase Agreement:

Pursuant to the terms of the 5J Oilfield Membership Interest Purchase Agreement (“5J Oilfield Agreement”), we acquired 100% of the issued and outstanding membership interests from the sole member of 5J Oilfield (“5J Oilfield Member”), pursuant to which 5J Oilfield has become a wholly-owned subsidiary of SMG Industries Inc. Pursuant to the terms of the 5J Oilfield Agreement, we have: (i) paid the 5J Oilfield Member $6,840,000 in cash; (ii) issued 6,000 shares of our 5% Series B Convertible Preferred Stock (“Preferred Stock”), stated value $1,000 per share; (iii) assumed or refinanced the obligation for truck notes owed by 5J and its affiliates in the principal amount of $1,034,000 and paid off a community line of credit balance as of closing in the amount of $5.86 million; and (iv) caused 5J Oilfield to issue a note (“Seller Note”) to the 5J Oilfield Member in the principal amount of $2,000,000 (“5J Oilfield Purchase Price”).

The Preferred Stock issued in connection with the acquisition of the 5J Entities is convertible at $1.25 per share at any time after its issuance and shall automatically convert into shares of the Company’s common stock, par value $.001 per share, three years from the date of issuance. The Company shall pay a quarterly dividend of 5% per annum to the holder of the Preferred Stock, subject to certain conditions related to the EBITDA of the 5J Entities. In the event that the consolidated quarterly EBITDA of the 5J Entities is not in excess of the aggregate fixed monthly payments made to Amerisource (defined below) and Utica (defined below), the 5J Oilfield Member will have the option of accruing the dividend, or converting such amount due into shares of the Company’s common stock at the market price at such time. The holder of the Preferred Stock shall vote on all matters presented to the Company’s common stockholders on an as converted basis. All of the shares of Preferred Stock, and the shares of the Company’s Common Stock underlying the Preferred Stock, issued in connection with the Transaction are restricted securities, as defined in paragraph (a) of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”). Such shares were issued pursuant to an exemption from the registration requirements of the Securities Act, under Section 4(a)(2) of the Securities Act and the rules and regulations promulgated thereunder.

The 10% Secured Promissory Note issued to the 5J Oilfield Member as part of the 5J Oilfield Purchase Price has a three-year term and all outstanding principal and accrued interest is due and payable on February 27, 2023. Interest shall be paid monthly commencing in March 2020 and principal payments shall be made on a quarterly basis, commencing at the end of the second quarter ending June 30, 2020. Principal payments shall be made subject to the 5J Entities availability under the Amerisource AR Facility (defined below). This note and the payment thereof shall be secured by all of 5J Oilfield’s accounts receivable, subject to a prior security interest in the Company’s accounts receivable by Amerisource Funding, Inc. Additionally, the Company has agreed to guaranty all of the obligations due under the note. Notwithstanding the foregoing, principal payments under the note will not be made by 5J Oilfield prior to the maturity date if the 5J Oilfield EBITDA for the trailing twelve (12) month period does not equal or exceed a 1-1 ratio to 5J Oilfield’s debt service payments to Amerisource (defined below) and Utica (defined below) pursuant to the terms of each of Amerisource Financing (defined below) and the Utica Financing (defined below).

5J Trucking Purchase Agreement:

Pursuant to the terms of the 5J Trucking Membership Interest Purchase Agreement (“5J Trucking Agreement”), we acquired 100% of the issued and outstanding membership interests from the members of 5J Trucking (“5J Trucking Members”), pursuant to which 5J Trucking has become a wholly-owned subsidiary of SMG Industries Inc. Pursuant to the terms of the 5J Trucking Agreement, in exchange for the membership interests, SMGI refinanced the obligation for notes owed by 5J and its affiliates in the principal amount of $5,564,000 (“5J Trucking Purchase Price”).

The summary of each of the Membership Interest Purchase Agreements, the Preferred Stock and the Seller Note set forth above do not purport to be a complete statement of the terms of such documents. The summary is qualified in its entirety by reference to the full text of the document, copies of which are being filed with this Current Report on Form 8-K as Exhibits 3.6, 10.11, 10.12 and 10.17, and is incorporated herein by reference.

In connection with the acquisition of the 5J Entities, on February 27, 2020, the 5J Entities entered into a Master Lease Agreement with Utica Leaseco LLC (“Utica”) pursuant to which Utica refinanced substantially all of the 5J Entities equipment in the aggregate amount of $11,950,000 (“Utica Financing”) which amount was financed based on 75% of the net forced liquidation value of the equipment. The Company used a portion of the proceeds from the Utica Financing to pay the cash portion of the Purchase Price of the 5J Entities.

Pursuant to the terms of the Utica Financing, the 5J Entities will pay a monthly fee of $331,065 to Utica for a period of 51 months, with a cash payment due at the end of the lease term in the amount of $831,880. The 5J Entities own all of the assets financed pursuant to the Utica Financing, subject to Utica’s security interest in all of the equipment of the 5J Entities pursuant to the terms of the security agreement included in Exhibit 10.13 filed herewith. Each of the Company and Matthew Flemming, its CEO, have entered into guaranty agreements with Utica, whereby they have guaranteed all of the obligations of the 5J Entities under the Utica Master Lease Agreement, pursuant to the guaranty agreements included in Exhibit 10.13 filed herewith.

On February 27, 2020, the 5J Entities entered into a Revolving Accounts Receivable Assignment and Term Loan Financing and Security Agreement with Amerisource Funding Inc. (“Amerisource”) in the aggregate amount of $10,000,000 (“Amerisource Financing”) attached hereto as Exhibit 10.14. The Company used a portion of the proceeds from the Amerisource Financing to pay the cash portion of the Purchase Price of the 5J Entities.

The Amerisource Financing provides for: (i) an equipment loan in the principal amount of $1,401,559 (“Amerisource Equipment Loan”), (ii) a bridge term facility in the amount of $550,690 (“Bridge Facility”), and (iii) an accounts receivable revolving line of credit up to $10,000,000 (“AR Facility”).

The AR Facility has been issued in an amount not to exceed $10,000,000, with the maximum availability limited to 85% of the eligible accounts receivable (as defined in the financing agreement). The AR Facility is paid for by the assignment of the accounts receivable of each of the 5J Entities and is secured by all instruments and proceeds related thereto. The AR Facility has an interest rate of 4.5% in excess of the prime rate per annum, an initial collateral management fee of 0.75% of the maximum account limit per annum, a non-usage fee of 0.35% assessed on a quarterly basis on the difference between the maximum availability under the AR Facility and the average daily revolving loan balance outstanding, and a one time commitment fee equal to $100,000 paid at closing. The AR Facility can be terminated by the 5J Entities with 60 days written notice. There is an early termination fee equal to two percent (2.0%) of the then maximum account limit if there are more than twelve (12) months remaining in term of the AR Facility, or one percent (1.0%) of the then maximum account limit if there twelve months or less remaining in the term of the AR Facility. The Company is a guarantor of the Amerisource Financing.

The Amerisource Equipment Loan in the amount of $1,401,559 is secured by certain equipment pledged as collateral, has a term of thirty-six (36) months during which the 5J Entities shall make equal monthly payments of principal and interest, bears an interest rate of prime rate plus five and one-quarter percent (5.25%) and an origination fee equal to one and one-half percent (1.5%) of the loan amount, a copy of the Amerisource Loan agreement is attached as Exhibit 10.15.

The Bridge Facility has a term of six (6) months during which the 5J Entities shall make equal monthly payments of principal and interest. In connection with the Bridge Facility, the 5J Entities paid an upfront facility fee of five percent (5%) of the total Bridge Facility amount at closing.

On February 27, 2020, the Company entered into a loan agreement with Amerisource Leasing Corporation for the sale of a 10% convertible promissory note in the principal amount of $1,600,000 (“Amerisource Note”) to Amerisource (“Amerisource Loan Agreement”). The Amerisource Note matures on February 27, 2023 and is convertible into shares of the Company’s common stock at a conversion price of $0.25 per share. The interest rate on the Amerisource Note increases to 11% per annum on February 27, 2021 and to 12% per annum on February 27, 2022. Interest shall be paid on a quarterly basis. In addition, 2,400,000 shares of the Company’s common stock were issued to the noteholder in connection with the sale of the Amerisource Note. The Amerisource Note may be prepaid at any time by the Company on 10 days-notice to the noteholder without penalty. The Amerisource Loan Agreement is attached hereto as Exhibit 10.16

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

The shares of our Preferred Stock issued in connection with the 5J Oilfield Agreement, and the 2,400,000 shares of common stock issued in connection with the Amerisource Note, were issued in a private transaction in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act and the rules and regulations promulgated thereunder. Our reliance on Section 4(a)(2) of the Securities Act was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only a single offeree; (c) there were no subsequent or contemporaneous public offerings of the securities by us; and (d) the negotiations for the sale of the stock took place directly between the offeree and us.

ITEM 7.01	REGULATION FD DISCLOSURE

SMG Industries Inc. (the “Registrant”) issued a press release on March 3, 2020, pursuant to which it disclosed its entry into a definitive agreement to acquire all of the membership interests of each of the 5J Entities. A copy of the press release is attached hereto as Exhibit 99.1 and will be made available in the “Investor Relations” section on the Registrant's website, at http://www.smgindustries.com.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The information furnished in this report shall not be deemed to constitute an admission that such information is required to be furnished pursuant to Regulation FD or that such information or exhibits contains material information that is not otherwise publicly available. In addition, the Registrant does not assume any obligation to update such information in the future.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired. SMG Industries Inc. intends to file financial statements required by this Item 9.01(a) under the cover of an amendment to this Current Report on Form 8-K no later than seventy-one (71) calendar days after the date on which this Form 8-K was required to be filed.

(b)	Pro Forma Financial Information. SMG Industries Inc. intends to file the pro forma financial information that is required by this Item 9.01(b) under the cover of an amendment to this Current Report on Form 8-K no later than seventy-one (71) calendar days after the date on which this Form 8-K was required to be filed.

(c)	Not Applicable.

(d)

Exhibit 3.6	Certificate of Designation of Preferences, Rights and Limitations of 5% Series B Convertible Preferred Stock dated February 18, 2020

Exhibit 10.11	Membership Interest Purchase Agreement dated February 27, 2020 by and between SMG Industries Inc. and James E. Frye Jr. for the purchase of 100% of the membership interests of 5J Oilfield Services LLC
Exhibit 10.12	Membership Interest Purchase Agreement dated February 27, 2020 by and between SMG Industries Inc. and each of THE JUDY FRYE TRUST and THE JAMES FRYE, JR. TRUST for the purchase of 100% of the membership interests of 5J Trucking LLC
Exhibit 10.13	Master Lease Agreement entered into by and between Utica Leaseco LLC and 5J Oilfield Services LLC, 5J Trucking LLC and SMG Industries Inc. dated February 27, 2020
Exhibit 10.14	Revolving Accounts Receivable Assignment and Term Loan Financing and Security Agreement entered into by and between Amerisource Funding Inc. and 5J Oilfield Services LLC, 5J Trucking LLC and SMG Industries Inc. dated February 27, 2020
Exhibit 10.15	Commercial Promissory Note entered into by and between Amerisource Funding, 5J Oilfield Services, 5J Trucking LLC and SMG Industries Inc. dated February 27, 2020
Exhibit 10.16	Loan Agreement entered into by and between Amerisource Leasing Corporation and SMG Industries, Inc. dated February 27, 2020
Exhibit 10.17	Promissory note entered into by and between 5J Oilfield Services LLC and James E. Frye, Jr. dated February 27, 2020
Exhibit 99.1	Press release dated March 3, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2020	SMG Industries Inc.

	By:	/s/ Matthew Flemming
	Name:	Matthew Flemming
	Title:	Chief Executive Officer and President